EXHIBIT 10.19

As of August 1, 2006

Maverick Pipeline LLC
Belle Fourche Pipeline Company	Via Fax 307-266-0383
455 North Poplar Street
Casper, WY 82602

Attn:  Robert Stamp

Dear Sirs:

PRB Energy, Inc., formerly named PRB Gas Transportation, Inc., a Nevada corporation (“PRB”), entered into a Letter Agreement dated May 11, 2006 whereby PRB was to purchase certain assets from Maverick Pipeline LLC (“Maverick”) and Belle Fourche Pipeline Company (“Belle Fourche”), the assets being described in the Assignments and their exhibits, attached hereto as Attachments A1 and A2 ( “Assets”), for the sum of $462,500.

Upon review of the right-of-way files of Maverick and Belle Fourche , PRB has determined that there are gaps in the rights-of-way as indicated in Exhibit B attached hereto.  Maverick and Belle Fourche have agreed to resolve the gaps on BLM and State property.  The gaps on private property will be the responsibility of PRB and result in a downward adjustment to the purchase price of $34,394.  The parties agree to adjust the purchase price to $428,106.  PRB will pay Maverick and Belle Fourche in accordance with their wire instructions or as otherwise designated by them, and Maverick and Belle Fourche shall execute and deliver to PRB the Assignments.

There was no material deficiency in the environmental report and no recommendation for conducting further environmental testing, thus constituting a “favorable” environmental report.  Maverick and Belle Fourche have consented to PRB’s request for a 3 month grace period, ending on September 30, 2006, to conduct line pressure tests.  Should a line pressure test (conducted by September 30, 2006) be unfavorable, PRB and Maverick and/or Belle Fourche, as appropriate, agree to meet to determine their further course of action which may include reimbursing PRB proportionately for that segment of pipe.  Any unfavorable tests conducted after September 30, 2006 shall be the responsibility of PRB.

Very truly yours,

		By:	/s/ Robert W. Wright
Robert W. Wright
Chairman of the Board

ACCEPTED AND AGREED to
As of the date first above written:

MAVERICK PIPELINE LLC		BELLE FOURCHE PIPELINE COMPANY

By:	/s/ True III	By	/s/ True III
	H.A. True III, Member		H.A. True III, President

EXHIBIT A

MAVERICK PIPELINE LLC
ASSETS

North Segment — Approximately 4.5 miles of 6” diameter, .156” wall thickness, grade X-42 pipeline between SWNW Sec 23-T57N-R74W and SESE Sec 9 T56N-R74W

Northeast Segment — Approximately 7 miles of 6” diameter, .156” wall thickness, grade X-42 pipeline between NWSE Sec 10-T57N-R73W and SWNW Sec 23-T57N-R74W

East Segment — Approximately 12 miles of 6” diameter, .156” wall thickness, grade X-42 pipeline between SESE Sec 29-T57N-R72W and NESW Sec 35-T56N-R73W

Southeast Segment — Approximately 16.5 miles of 6” diameter, .156” wall thickness, grade X-42 pipeline between NWSE Sec 13-T55N-R72W and SESE Sec 9 T56N-R74W

South Segment — Approximately 9.5 miles of 6” diameter, .156” wall thickness, grade X-42 pipeline between NESW Sec 30-T55N-R73W and NWNW Sec 29-T56N-R73W

Southwest Segment - Approximately 7 miles of 6” diameter, .156” wall thickness, grade X-42 pipeline between SENE Sec 35-T56N-R75W to SESE Sec 9 T56N-R74W

Northwest Segment — Approximately 9 miles of 6” diameter, .156” wall thickness, grade X-42 pipeline between NWNE Sec 7-T57N-R75W to SESE Sec 9 T56N-R74W

Transportation Agreement between Maverick Pipeline LLC and Petroleum Development Corporation dated April 14, 1999 for the transportation of gas on the Southwest Segment

Exhibit B

ROW gaps — Recluse area lines to PRB

			Assigned
	Owner	Rods	Value
Northwest Segment (Fence Cr)
sw/4 ne/4 8 T57N R75W	BLM
ne/4 se/4 8 T57N R75W	Private	79	$1 ,970
sw/4 9 T57N R75W	Private	182	$4 ,545
n/2 16 T57N R75W	State
sw/4 nw/4 15 T57N R75W	BLM
ne/4 sw/4 15 T57N R75W	BLM
s/2 se/4 15 T57N R75W	Private	182	$4 ,545
all 23 T57N R75W	Private	364	$9 ,091
sw/4 sw/4 24 T57N R75W	BLM
ne/4 6 T56N R75W	Private	139	$3 ,485
Northeast Segment (Sandbar)
sw/4 24 T57N R74W	Private	0	$- (too small, maybe a survey error)
North Segment (Sandbar)
Tract 56E 34 T57N R74W	Private	30	$- (very small, maybe a survey error)
Southwest Segment (LX Bar)
all 36 T56N R75W	State
se/4 25 T56N R75W	Private	170	$4 ,242
sw/4 ne/4 19 T56N R74W	BLM
e/2 ne/4 19 T56N R74W	Private	85	$2 ,121
nw/4 nw/4 20 T56N R74W	BLM
s/2 17 T56N R74W	Private	176	$4 ,394
all 16 T56N R74W	State
Abandoned segment
ne/4 se/4 22 T56N R74W	BLM
sw/4 ne/4 26 T56N R74W	Private	0	$- (not on the asset sale list)
n/2 36 T56N R74W	State
Southeast Segment
35 T56N R73W	BLM	0	$- (too small, maybe a survey error)
sw/4 se/4 6 T55N R72W	BLM
South Segment (Carson)
se/4 30 T56N R73W	Private	0	$- valid easement in Sec 32; line appears to
			be on the other side of Recluse Road, or
e/2 31 T56N R73W	Private	0	$- road was moved at some point.)
East Segment (Ute)
ne/4 6 T56N R72W	BLM
s/2 s/2 24 T56N R72W	BLM
All 25 T56N R72W	BLM
se/4 se/4 26 T56N R72W	BLM
		1406	$34,394

Note: 1) This list is subject to change and subsequent adjustment if ROW documents are found at a later date, if ownership changes or if corrections are made to clear a ROW gap.) 2) All lengths are scaled, not surveyed footages.